UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Graphic Packaging Holding Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAPHIC PACKAGING HOLDING COMPANY 1500 RIVEREDGE PARKWAY ATLANTA, GA 30328 Your Vote Counts! GRAPHIC PACKAGING HOLDING COMPANY 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET. For shares held in a Plan, vote by June 8, 2026 11:59 PM ET. V94586-P51262-Z92603 You invested in GRAPHIC PACKAGING HOLDING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report (including Form 10-K) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 11, 2026 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/GPK2026* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Andrew P. Callahan 02) Jeffrey M. Stafeil 03) Larry M. Venturelli 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. 3. Advisory vote on compensation paid to Named Executive Officers (Say-on-Pay). 4. Amendment to Certificate of Incorporation to Declassify our Board. 5. Amendment to Certificate of Incorporation to Enable One or more Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders. 6. Proposal to Give Shareholders the Ability to call for a Special Shareholder Meeting. NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR all nominees in item 1, FOR the proposals in items 2, 3, 4 and 5 and AGAINST the proposal in item 6. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. Board Recommends For For For For For Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94587-P51262-Z92603